UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 26, 2009

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2915 Waters Road, Suite 108 Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.
Item 8.01 Other Events
SIGNATURE

Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.

Item 8.01  Other Events.

On June 25, 2009, Hypertension Diagnostics, Inc. (“HDI”) agreed to extend the expiration of the exercise date of its remaining 50% Warrant B warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share, which were granted in connection with HDI’s private offering which closed on August 28, 2003 (collectively, the “Remaining 2003 B Warrants”).  The Remaining 2003 B Warrants, which would have expired on  June 30, 2009 were extended to expire on September 30, 2010.

HDI agreed to extend the expiration of the exercise date of its Warrant B warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share, which were granted in connection with HDI’s private offering which closed on February 9, 2004 (collectively, the “2004 B Warrants”).   The 2004 B Warrants, which would have expired on June 30, 2009 were extended to expire on September 30, 2010.

HDI agreed to extend the expiration of the exercise date of its Warrant C warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share, which were granted in connection with HDI’s private offering which closed on August 28, 2003 (collectively, the “2003 C Warrants”).   The 2003 C Warrants, which would have expired on June 30, 2009 were extended to expire on September 30, 2010.

HDI agreed to extend the expiration of the exercise date of its Warrant C warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share, which were granted in connection with HDI’s private offering which closed on February 9, 2004 (collectively, the “2004 C Warrants”).   The 2004 C Warrants, which would have expired on June 30, 2009 were extended to expire on September 30, 2010.

HDI agreed to extend the expiration of the exercise date of certain warrants granted to Bernard Weber in connection with the private offering which closed on August 28, 2003 and February 9, 2004.  Mr. Weber was granted warrants to purchase shares of its common stock, $0.01 par value per share and Series A Convertible Preferred Stock, $0.01 par value per share, (collectively, the “Weber Warrants”).   The Weber Warrants, which would have expired on June 30, 2009 were extended to expire on September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By:	/s/ Mark N. Schwartz
Its Chairman of the Board
Dated: June 26, 2009		and Chief Executive Officer